Exhibit 99.01
                                  PRESS RELEASE

CONTACT: Karen Chrosniak, Director of Investor Relations
         1-877-496-6704

                     ADELPHIA RETAINS PRICEWATERHOUSECOOPERS
                  TO SERVE AS COMPANY'S INDEPENDENT ACCOUNTANTS

COUDERSPORT, Pa., June 14, 2002 - Adelphia Communications Corporation (OTC:
ADELA) announced today that it has selected the firm of PricewaterhouseCoopers as the Company's independent accountants. As previously announced, Adelphia terminated the engagement of its long-time independent accountants, Deloitte & Touche LLP, on June 9, 2002.

Adelphia Chairman and interim Chief Executive Officer Erland E. Kailbourne said, "Our decision to retain PricewaterhouseCoopers will provide Adelphia with a fresh and independent perspective on the Company's financial situation. Bringing on new auditors with such unassailable credentials is clearly in the best interest of all Adelphia stakeholders as we work to provide a full, prompt and candid disclosure of all material financial information affecting the Company."

PricewaterhouseCoopers will immediately begin to assist the Company with the preparation of its Form 10-K for the year ended December 31, 2001, which will be completed and released as soon as practicable. As previously announced, Deloitte & Touche's ongoing audit work was suspended on May 14, 2002.

About Adelphia

Adelphia Communications Corporation, with headquarters in Coudersport, Pennsylvania, is the sixth-largest cable television company in the country.

Certain statements in this press release are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those expressed or implied in the forward-looking statements as a result of various factors which are discussed in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to general economic and business conditions, acquisitions and divestitures, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance and customer spending patterns, the Company's ability to execute on its business plans and to construct, expand and upgrade its networks, risks associated with reliance on the performance and financial condition of vendors and customers, technological developments, changes in the competitive environment in which the Company operates, and matters relating to or in connection with the recent bankruptcy filings and proceedings of Adelphia Business Solutions, Inc. These risks and uncertainties also include matters arising out of the Company's delay in filing with the Securities and Exchange Commission its Form 10-K for the year ended December 31, 2001 and its Form 10-Q for the quarter ended March 31, 2002, liquidity short falls arising out of defaults under loan agreements and indentures, the announced delisting of the Company's common stock by Nasdaq, pending derivative and class action lawsuits, and matters arising out of the pending internal investigation by the Special Committee of the Board of Directors of the Company. Additional information regarding risks, uncertainties and other factors that may affect the business and financial results of Adelphia can be found in the Company's filings with the Securities and Exchange Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. The Company does not undertake to update any forward-looking statements in this press release or with respect to matters described herein.